UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                                          January 7, 2008

                    MORGAN STANLEY CAPITAL I INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130684-34	13-3291626
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1585 Broadway, 2nd Floor
New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code                            (212) 761-4700

                                                                                N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

On June 29, 2007 MSM Mortgage Loan Trust 2007-10XS (the “Issuing Entity”) was created pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among Morgan Stanley Capital I Inc. (the “Registrant”), LaSalle Bank National Association, as trustee and custodian, and Wells Fargo Bank, National Association, as master servicer and securities administrator.  Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on June 29, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130684, for the Issuing Entity.  The description of those agreements, together with other purchase and servicing agreements and derivatives contracts identified in that filing, are hereby incorporated herein by reference. On January 8, 2008 a separate Current Report on Form 8-K was filed by the Registrant which included a copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements, the Assignment, Assumption and Recognition Agreements and certain other agreements for the MSM Mortgage Loan Trust 2007-10XS.

GMAC Mortgage Corporation (“GMAC”) and Morgan Stanley Mortgage Capital Inc., as owner (“MSMCI” or “Owner”) are parties to a Servicing Agreement, dated as of May 20, 2005 and a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the “GMAC Servicing Agreement”), pursuant to which GMAC has agreed to service certain Mortgage Loans on behalf of the Owner.  On January 7, 2008, the servicing of approximately 13.85% of the Mortgage Loans in the Mortgage Pool, by aggregate stated principal balance of the mortgage loans as of June 1, 2007, was transferred from GMAC to Saxon Mortgage Services, Inc. (“Saxon” or “Servicer”).

Pursuant to Section 9.01(b) of the Pooling and Servicing Agreement, the Owner has exercised its right to terminate GMAC, without cause, as servicer for the Issuing Entity. Owner has chosen the Servicer to service and the Servicer, subject to the terms of that certain Servicing Agreement, dated as of July 1, 2007 (the “Servicing Agreement”), between the Servicer and the Owner, as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of December 1, 2007 (the “Omnibus AAR” and, together with the Servicing Agreement, the “Saxon Servicing Agreement”) and Servicer agrees to service the Specified Mortgage Loans in accordance with the provisions of the Saxon Servicing Agreement. The Omnibus AAR is annexed hereto as Exhibit 99.1a and the Servicing Agreement is annexed hereto as Exhibit 99.1b.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Information relating to Saxon as a servicer is summarized below. The information set forth below has been provided by Saxon, and none of the Registrant, the Issuing Entity, the

Master Servicer, the Trustee or any person other than Saxon makes any representation as to the accuracy or completeness of such information.

Servicing Experience and Procedures of Saxon Mortgage Services, Inc.

The Sponsor has contracted with Saxon to service certain of the Mortgage Loans owned by the Issuing Entity with respect to which the Sponsor owns the servicing rights (the “Sponsor Servicing Rights Mortgage Loans”).  Saxon did not originate any of the Sponsor Servicing Rights Mortgage Loans.  Pursuant to the Saxon Servicing Agreement, the Sponsor has the right to terminate Saxon as servicer of the Sponsor Servicing Rights Mortgage Loans at any time, without cause, and sell the servicing rights to a third party.

History.  Saxon, a Texas corporation, is an indirect subsidiary of Saxon Capital, Inc., which itself is a direct subsidiary of Morgan Stanley Mortgage Capital Holdings LLC.  As a result, Saxon is an affiliate of the sponsor, the depositor, Morgan Stanley Credit Corporation, the Issuing Entity and Morgan Stanley & Co. Incorporated (the underwriter).  Saxon began its mortgage loan servicing operations in 1960 under the name Cram Mortgage Service, Inc., changed its name in September 1994 to Meritech Mortgage Services, Inc., and changed its name to Saxon Mortgage Services Inc. in April 2002.  Saxon services mortgage loans for its affiliates as well as other non-affiliated lenders and investors.

Experience and Procedures.  In 2001, Saxon began acquiring servicing from third parties in addition to servicing the mortgage loans of affiliates.  Currently a substantial majority of the loans in Saxon’s servicing portfolio are serviced for third parties.  Of over 120 securitizations Saxon services, 29 were issued by an affiliate of Saxon and the rest were issued by third party issuers.  On November 1, 2007, Saxon purchased the servicing rights for certain mortgage loans from a third party, the majority of which are related to 37 securitizations issued by such third party.  The total unpaid principal balance of mortgage loans that were added to Saxon’s servicing portfolio through this purchase is approximately $13.6 billion.  At this time, substantially all of Saxon’s servicing portfolio consists of sub-prime mortgage loans, comprised of fixed rate and adjustable rate, first- and second-lien conventional mortgage loans.  Saxon’s servicing platform, MortgageServ, is able to service virtually any type of mortgage loan product.  Saxon has serviced interest-only products for two years, in 2005 started servicing mortgage loans with amortization periods of up to forty years, and in 2006 started servicing mortgage loans with amortization periods of up to fifty years.

Saxon services all mortgage loans according to its life of loan credit risk management strategy which was developed substantially for the servicing of sub-prime mortgage loans. The risk of delinquency and loss associated with sub-prime mortgage loans requires active communication with borrowers. Beginning with an introductory call made as soon as the loans are activated on Saxon’s servicing system, Saxon attempts to establish a consistent payment relationship with the borrower. In addition, Saxon’s call center uses a predictive dialer to create calling campaigns for delinquent loans based upon the borrower’s historical payment patterns and the borrower’s risk profile.  Saxon’s representatives have technology available to enhance service and delinquency management.  Contact with borrowers is tailored to reflect the borrower’s payment habit, loan risk profile, and loan status. Borrower contact is initiated through outbound telephone campaigns, monthly billing statements, and direct mail. Saxon’s website provides borrowers with access to account information and online payment alternatives.  Mortgage loan documents and financial guides offering alternatives to foreclosure are available on the website.  Saxon Call Center representatives are blended agents with customer focused collections skill sets.

Saxon’s goal is to provide the most efficient and economical solutions.  Outsourcing of appropriate servicing functions has allowed Saxon to maintain a high quality of performance at reduced costs while allowing Saxon to focus its expertise on managing the outsourced service providers.  In the past, Saxon has successfully outsourced areas including tax, insurance, foreclosure and bankruptcy processing and tracking. In 2004, Saxon outsourced the document management area, resulting in faster imaging of mortgage loan documents with lower document exception rates.

Between the 35th and 48th day of delinquency, the borrower receives a demand notice depending on the risk and the early indicator score of the mortgage loan.  If required by applicable law, 30 days or more is allowed to cure the default before the account is referred to foreclosure.   The Call Center continues active collection campaigns and may offer the borrower relief through an informal repayment arrangement designed to resolve the delinquency in ninety days or less.

Accounts moving from 30 days delinquent to 60 or more days delinquent are transferred to the Loss Mitigation Department, which is supported by the predictive dialer, as well as the MortgageServ system. The Loss Mitigation Department continues to actively attempt to resolve the delinquency while Saxon’s Foreclosure Department refers the file to local counsel to begin the foreclosure process.

The MortgageServ system is Saxon’s core servicing platform. It provides all the mortgage loan level detail and interacts with all of Saxon’s supplemental applications such as the dialer, pay-by-phone and website.

Delinquent accounts not resolved through collection and loss mitigation activities are foreclosed in accordance with state and local laws. Foreclosure timelines are managed through an outsourcing relationship that uploads data into the MortgageServ system. The MortgageServ system schedules key dates throughout the foreclosure process, enhancing the outsourcer’s ability to monitor and manage foreclosure counsel. Properties acquired through foreclosure are transferred to the REO Department to manage eviction and marketing of the properties.

Once REO properties are vacant, they are listed with one of three national asset management firms that develop a marketing strategy designed to ensure the highest net recovery upon liquidation. The REO Department monitors these asset managers. Property listings are reviewed monthly to ensure the properties are properly maintained and actively marketed.

Saxon services nine securitizations for which servicer events of default have occurred.  Eight were triggered by delinquency levels, and one was triggered by the cumulative loss level.  Each of these securitizations was issued in or prior to 2001.  Saxon has never been removed as servicer and has not failed to comply with servicing criteria in any servicing agreements other than as set forth herein.  In addition to the nine securitizations above, Saxon services another three securitizations issued before 2001, two of which have more than one servicer, in which performance triggers have occurred due to delinquency levels.  Typically, this results in a re-direction of bond principal payments to the most senior classes.  Saxon has not failed to make required advances with respect to any securitizations for which it is servicer.

Saxon’s assessment of compliance with applicable servicing criteria discloses that it was not in compliance with Items 1122(d)(4)(i) and 1122(d)(1)(ii) of Regulation AB due to the failure to send certain lien releases to consumers or to the recording jurisdiction, as appropriate, within the timeframes required by Saxon’s guidelines or due to an error in Saxon’s guidelines regarding the required means of delivery of lien releases.  The assessment of compliance indicates that delays in timeliness were caused by the failure of Saxon’s vendor’s database to upload data regarding payments-in-full provided by Saxon in order to produce lien releases in a timely manner. Saxon has taken remedial actions to remedy the exceptions, to prevent exceptions going forward, and to remedy applicable procedures.

In addition, the assessment of compliance with applicable servicing criteria performed by a servicing function participant contracted by Saxon reflects that it was not in compliance with Item 1122(d)(4)(xi) of Regulation AB due to one payment having been made after the expiration date of the insurance policy, based on a sample of loans reviewed for purposes of such assessment.  Based on discussions Saxon has had with this servicing function participant, Saxon believes that the servicing function participant has taken actions designed to remedy the procedures that led to this compliance exception.

Size, Composition and Growth of Saxon’s Portfolio of Serviced Assets.  Currently, substantially all of Saxon’s servicing portfolio consists of non-prime mortgage loans, represented by fixed rate and adjustable rate, first-  and second-lien conventional mortgage loans. The following table reflects the size and composition of Saxon’s affiliate-owned and third party servicing portfolio as of the end of each indicated period.

Saxon’s Portfolio of Mortgage Loans
Unpaid Principal Balance as of: (Dollar Amounts, in thousands)

	August 31,2007	February 28, 2007	December 31, 2005	December 31, 2004
Saxon Affiliate(1)	$7,895,832	$7,150,070	$6,394,873	$5,950,965
Third Party	32,332,855	22,169,173	18,365,897	14,214,977
Total	$40,228,687	$29,319,243	$24,760,770	$20,165,942
________________
(1)            Saxon Affiliate includes securitizations in which Saxon Asset Securities Company is the depositor and servicing of mortgage loans originated or purchased by Saxon Mortgage, Inc. and Saxon Funding Management LLC.

Saxon Rating Information.  Saxon’s residential sub-prime servicing operations are currently rated as “Above Average” by S&P.  Fitch has rated Saxon “RPS2+” as a primary servicer of residential Alt-A and sub-prime products.  Moody’s has rated Saxon “SQ2+” as a primary servicer of residential sub-prime mortgage loans.  Saxon is an approved Freddie Mac and Fannie Mae servicer.

No Material Changes to Servicer Policies and Procedures.  There have been no material changes in Saxon’s servicing policies and procedures during the past three years.

Relationships with Transaction Parties.  As a result of a merger, completed on December 4, 2006, between Saxon Capital, Inc. and a subsidiary of the predecessor of the sponsor, Saxon is an affiliate of the sponsor, the depositor, the Issuing Entity, Morgan Stanley Credit Corporation and Morgan Stanley & Co. Incorporated (the underwriter).

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c) Exhibits:                                                                                             Page:

Exhibit 99.1a   Omnibus Assignment, Assumption and Recognition Agreement, dated as of December 1, 2007, among Morgan Stanley Mortgage Capital Holdings LLC, Saxon Mortgage Services, Inc., as servicer, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and securities administrator.

Exhibit 99.1b   Servicing Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Holdings LLC and Saxon Mortgage Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 10, 2008

                                                            MORGAN STANLEY CAPITAL I INC.

                                                            By:   /s/ Valerie Kay
                                                            Name:  Valerie Kay
                                                            Title:  Executive Director

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1a
Omnibus Assignment, Assumption and Recognition Agreement, dated as of December 1, 2007, among Morgan Stanley Mortgage Capital Holdings LLC, Saxon Mortgage Services, Inc., as servicer, and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and securities administrator.
E
99.1b	Servicing Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Holdings LLC and Saxon Mortgage Services, Inc.	E